UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

RESOLUTE FOREST PRODUCTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada		H3C 2M1
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	Resolute Forest Products Inc. (the “Company”) held its annual meeting of stockholders on May 29, 2015.

(b)	The stockholders:

•	elected each of the nine director nominees to hold office until the 2016 annual meeting of stockholders, or until his or her successor has been elected and qualified;

•	ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2015 fiscal year;

•	adopted a non-binding resolution approving executive compensation; and

•	re-approved the material terms of the performance goals included in the Resolute Forest Products Equity Incentive Plan.

1.	Vote on the election of directors:

	For	Against	Abstain	Broker non-votes
Michel P. Desbiens	74,555,474	361,179	4,791	6,473,769
Jennifer C. Dolan	74,562,886	354,004	4,554	6,473,769
Richard D. Falconer	74,562,028	354,947	4,469	6,473,769
Richard Garneau	74,560,801	356,406	4,237	6,473,769
Jeffrey A. Hearn	70,344,690	4,572,004	4,750	6,473,769
Bradley P. Martin	72,812,449	2,067,056	41,939	6,473,769
Alain Rhéaume	74,412,429	504,316	4,699	6,473,769
Michael S. Rousseau	74,558,544	358,109	4,791	6,473,769
David H. Wilkins	74,563,924	352,957	4,563	6,473,769

2.	Vote on the ratification of the appointment of PricewaterhouseCoopers LLP:

For	81,310,520
Against	79,043
Abstain	5,560
Broker non-votes	0

3.	Advisory vote to approve executive compensation:

For	74,028,541
Against	456,605
Abstain	436,298
Broker non-votes	6,473,769

4.	Vote on the re-approval of the material terms of the performance goals included in the Resolute Forest Products Equity Incentive Plan:

For	74,266,540
Against	211,174
Abstain	443,730
Broker non-votes	6,473,769

Item 8.01	Other Events

The Company announced on June 1, 2015, that it would build a tissue paper manufacturing facility and a converting facility at its Calhoun mill in Tennessee, with the goal of entering the tissue market in 2017. At full capacity, the new tissue and converting facilities will produce approximately 60,000 metric tons per year of at-home, premium bath tissue and towel, focused on the private label market. With market feasibility studies, technology selection and project engineering nearly complete, the Company expects to begin construction shortly, with ramp-up expected to start in the first quarter of 2017. This will constitute a new line of business for the Company. The project involves spending of approximately $270 million, including capital expenditures of up to $90 million in 2015 and up to $160 million in 2016, which the Company expects to fund with cash-on-hand or from its other sources of liquidity. Accordingly, the Company expects to make total capital expenditures, including the tissue and other value-creating projects, of approximately $290 million in 2015.

Cautionary Statements Regarding Forward-Looking Information

Statements in this report that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to: our ability to successfully penetrate the market and the expected benefits of the tissue project generally; the costs and project scheduling associated with the construction of the new tissue and converting facility; the production capacity of the new tissue and converting facility; our expected capital expenditures; our business and operating outlook in the tissue markets; our prospects, growth strategies and the industry in general; and strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “anticipate,” “attempt,” “project” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause the Company’s actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this report include, but are not limited to, developments in alternative media, which are expected to adversely affect the demand for some of our key products, and the effectiveness of our responses to these developments; the impact of any additional closure costs and long-lived asset impairment or accelerated depreciation charges; the impact of currency fluctuations on our competitive position, selling prices and manufacturing costs; the impact of global economic conditions; intense competition in the forest products industry and our ability to compete effectively; negative publicity, even if unjustified, which could have a negative impact on our brand and the marketability of our products; the highly cyclical nature of the forest products industry, which could impact the prices of and demand for our products which could result in small or negative profit margins, lower sales volumes and curtailment or closure of operations; the impact of contributions to our Canadian pension plans, which could be at levels significantly higher than expected; the impact of the terms of our outstanding indebtedness, which could restrict our current and future operations, particularly our ability to respond to changes and take certain actions; our ability to maintain adequate capital resources to provide for all of our capital requirements, which are substantial; any inability to successfully implement our strategies to increase our earnings power; the impact of changes in laws or regulations, including environmental regulations and liabilities and the impact of future regulation of our Canadian softwood lumber exports to the United States; any difficulties in obtaining wood fiber at favorable prices, or at all; the impact of changes in the cost of purchased energy and other raw materials, which could lead to higher manufacturing costs and reduce our margins; the impact of changes in political or economic conditions in Canada, the United States or other countries in which our products are manufactured or sold; physical and financial risks associated with climate change; the impact of any labor disputes; extreme weather conditions or natural or man-made disasters, which could disrupt our supply chain and delivery of our products; cyber security risks; the impact of acquisitions, divestitures or other strategic transactions we may pursue; and the potential risks and uncertainties set forth under Part I, Item 1A, “Risk Factors,” of our annual report on Form 10-K for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resolute Forest Products Inc.

Date: June 4, 2015	By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon
Title: Senior Vice President and Chief Legal Officer